PRUDENTIAL JENNISON MID-CAP GROWTH FUND, INC.

Supplement dated February 23, 2015 to the Currently Effective Prospectus

Effective immediately, in the section of the Prospectus entitled How the Fund Invests, the second sentence is hereby deleted and replaced with the following disclosure:

Both before and after the Closing Date, the Fund reserves the right to refuse any purchase order that might disrupt management of the Fund or to otherwise modify the closure policy at any time on a case-by-case basis.

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